UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 14, 2010

Commission File Number	Exact name of registrant as specified in its charter	IRS Employer Identification No.

1-12869	CONSTELLATION ENERGY GROUP, INC.	52-1964611

Maryland

(State or Other Jurisdiction of Incorporation)

100 CONSTELLATION WAY, BALTIMORE, MARYLAND	21202
(Address of principal executive office)	(Zip Code)

410-470-2800

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name, former address

and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events

On December 14, 2010, Constellation Energy Group, Inc. (Company) sold $550 million principal amount of 5.15% Notes due December 1, 2020 (Notes).  The Notes were registered under the Securities Act of 1933 pursuant to Registration Statement No. 333-157637.  This Current Report on Form 8-K is being filed to report as exhibits certain documents executed in connection with the sale of the Notes.

Item 9.01.              Financial Statements and Exhibits

(d)           Exhibits

The following exhibits are being filed pursuant to Item 8.01 herein.

Exhibit No.	Description

4(a)

Indenture dated as of June 19, 2008, between the Company and Deutsche Bank Trust Company Americas, as trustee, relating to the Notes (incorporated by referenced from June 30, 2008 Form 10-Q, Exhibit 4(a), File No. 1-12869).

4(b)	Officers’ Certificate, dated December 14, 2010, establishing the Notes, with the form of Notes attached thereto.

5(a)	Opinion and Consent of Company Counsel, dated December 14, 2010.

5(b)	Opinion and Consent of Morgan, Lewis & Bockius LLP, dated December 14, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONSTELLATION ENERGY GROUP, INC.
(Registrant)

Date:	December 14, 2010	/s/ Charles A. Berardesco
Charles A. Berardesco
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

4(b)	Officers’ Certificate, dated December 14, 2010, establishing the Notes, with the form of Notes attached thereto.

5(a)	Opinion and Consent of Company Counsel dated December 14, 2010.

5(b)	Opinion and Consent of Morgan, Lewis & Bockius LLP, New York, New York, dated December 14, 2010.